                                                                   EXHIBIT 10.73

                                                                 [JPMORGAN LOGO]

                                                 August 10, 2003

                                                 JPMORGAN CHASE BANK
                                                 C/O J.P. MORGAN SECURITIES INC.
                                                 277 PARK AVENUE, 11TH FLOOR
                                                 NEW YORK, NEW YORK 10172

CADENCE DESIGN SYSTEMS, INC.
2655 SEELY AVENUE
SAN JOSE, CA 95134

Ladies and Gentlemen:

         Reference is made to the following transactions between Cadence Design Systems, Inc. (the "COMPANY") and JPMorgan Chase Bank ("JPMORGAN"): (i) the issuance of up to $350,000,000 principal amount of Senior Convertible Notes due August 15, 2023 (the "CONVERTIBLE TRANSACTION"), (ii) a convertible bond hedge transaction to be evidenced by the ISDA confirmation in substantially the form attached as Exhibit A hereto (the "BOND HEDGE TRANSACTION") and (iii) a call option transaction to be evidenced by the ISDA confirmation in substantially the form attached as Exhibit B hereto (the "CALL OPTION TRANSACTION" and together with the Convertible Transaction and the Bond Hedge Transaction, the "TRANSACTIONS"). The Company acknowledges that (i) JPMorgan and the Company are entering into the Bond Hedge Transaction and the Call Option Transaction in connection with the Convertible Transaction and (ii) prior to the execution of final documentation for the Transactions, JPMorgan, or one or more of its affiliates, will enter into certain hedging activities in connection with the Bond Hedge Transaction (the "ADVANCE HEDGING ACTIVITIES").

         Based on the foregoing, the Company and JPMorgan, intending to be legally bound, hereby acknowledge and agree that in the event that the Company determines not to enter into the Transactions for any reason within the pricing parameters of the Convertible Transaction proposed to the Company on August 10, 2003 by 6.00 p.m. in New York on August 11, 2003 (or such later date as agreed upon by the parties) (August 11, 2003 or such later date as agreed upon being the "EARLY UNWIND DATE"), JPMorgan or one or more of its affiliates shall terminate the Advance Hedging Activities (the "EARLY UNWIND") on the Early Unwind Date and the Company shall purchase from JPMorgan on the Early Unwind Date all shares of common stock of the Company (the "SHARES") purchased by JPMorgan or one or more of its affiliates in connection with the Advance Hedging Activities (the "EARLY UNWIND PURCHASE"). The purchase price paid by the Company for the Shares purchased in the Early

                                                                 [JPMORGAN LOGO]

Unwind Purchase shall be JPMorgan's actual out-of-pocket cost of such Shares as JPMorgan informs the Company in writing and shall be paid in immediately available funds on the business day immediately following the Early Unwind Date. JPMorgan and the Company hereby represent and acknowledge to the other that, upon consummation of the Early Unwind Purchase, all obligations of the parties with respect to the Advance Hedging Activities shall be deemed fully and finally discharged.

                                                                 [JPMORGAN LOGO]

         Please indicate your agreement with the terms set forth in this letter by signing below.

                                               Very truly yours,

                                               J.P. MORGAN SECURITIES INC.,
                                                as agent for JPMorgan Chase Bank

                                               By: /s/ Nicola Mudge
                                                   -----------------------------
                                                   Name: NICOLA MUDGE
                                                   Title: VICE PRESIDENT

ACKNOWLEDGED AND AGREED:

CADENCE DESIGN SYSTEMS, INC.

By: ______________________________________
    Name:
    Title:

                                                                 [JPMORGAN LOGO]

         Please indicate your agreement with the terms set forth in this letter by signing below.

                                             Very truly yours,

                                             J.P. MORGAN SECURITIES INC.,
                                               as agent for JPMorgan Chase Bank

                                             By: _______________________________
                                                 Name:
                                                 Title:

ACKNOWLEDGED AND AGREED:

CADENCE DESIGN SYSTEMS, INC.

By: /s/ William Porter
    ------------------
    Name: WILLIAM PORTER
    Title:

                                                                 [JPMORGAN LOGO]

                                                                       EXHIBIT A

                       BOND HEDGE TRANSACTION CONFIRMATION

                                                                 [JPMORGAN LOGO]

JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                                  August 11,2003

To: CADENCE DESIGN SYSTEMS, INC.
2655 Seely Avenue
San Jose, CA 95134
Attention: Treasurer
Telephone No.: (408)943-1234
Facsimile No.: (408)943-0513

Re: Call Option Transaction

Reference: [          ]

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMORGAN CHASE BANK, LONDON BRANCH ("JPMORGAN") and CADENCE DESIGN SYSTEMS, INC. ("COUNTERPARTY") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated August 11, 2003 (the "OFFERING MEMORANDUM") relating to the USD 350,000,000 principal amount of Zero Coupon Zero Yield Senior Convertible Notes due August 15, 2023, (the "CONVERTIBLE NOTES") issued by the Counterparty pursuant to an Indenture to be dated August 15, 2003 between Counterparty and JPMorgan Trust Company, N.A., as trustee (the "INDENTURE"). In the event of any inconsistency between the terms defined in the Offering Memorandum and this Confirmation, the Confirmation shall govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Counterparty as to the terms of the Transaction to which this Confirmation relates. In addition, JPMorgan and the Counterparty agree to make all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "AGREEMENT"), with such modifications as JPMorgan and the Counterparty will in good faith agree together with related schedules. Upon the execution by JPMorgan and the Counterparty of such an agreement, this Confirmation will supplement, form a apart of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until JPMorgan and the Counterparty execute such agreement, this Confirmation, together with all other documents referring to an Agreement (each a "CONFIRMATION") confirming

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

transactions (each a "TRANSACTION") entered into between JPMorgan and the Counterparty (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency and Second Method and Loss as the payments on early termination) on the Trade Date of the first such Transaction between JPMorgan and the Counterparty. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that if they have not executed an Agreement within 60 days from the Trade Date it shall constitute an Additional Termination Event under the Agreement in respect of which the Counterparty is the sole Affected Party and this Transaction is the sole Affected Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                     August 11, 2003

         Option Style:                   "Modified American", as set forth under
                                         "Exercise and Valuation" below

         Option Type:                    Call

         Buyer:                          Counterparty

         Seller:                         JPMorgan

         Shares: The common stock of Counterparty, par value USD 0.01 per Share (Exchange symbol "CDN")

         Number of Options:              A number equal to the Conversion Rate
                                         (as defined in the Offering Memorandum,
                                         but without regard to Section 13.06(g)
                                         of the Indenture), multiplied by the
                                         number of USD 1,000 principal amount of
                                         Convertible Notes (each such USD 1,000
                                         principal amount, a "CONVERTIBLE NOTE")

         Option Entitlement:             One Share per Option

         Strike Price:                   USD [____]

         Premium:                        USD [_________]

         Premium Payment Date:           August 15, 2003

         Exchange:                       The New York Stock Exchange

         Related Exchange(s):            The principal exchange(s) for options
                                         contracts or futures contracts, if any,
                                         with respect to the Shares

Exercise and Valuation:

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Exercise Period:                Notwithstanding the Equity Definitions,
                                         the Exercise Period shall be, in
                                         respect of the Exercise Options, each
                                         period commencing from the date a
                                         Notice of Conversion is submitted to
                                         the Counterparty by a holder of
                                         Convertible Notes to and including the
                                         third Exchange Business Day following
                                         the Conversion Date for such
                                         Convertible Notes. For the avoidance of
                                         doubt, only a number of options equal
                                         to the Exercise Options shall be
                                         exercisable hereunder, and only during
                                         the Exercise Period for such Exercise
                                         Options.

         Exercise Options:               A number of Options equal to the
                                         Conversion Rate (but without regard to
                                         any adjustment under Section 13.06(g)
                                         of the Indenture) of Convertible Notes
                                         surrendered to Counterparty for
                                         conversion times the number of such
                                         Convertible Notes.

         Expiration Time:                The Valuation Time

         Expiration Date:                In respect of any Exercise Options, the
                                         earlier of August 15, 2008 and the
                                         final day of the Exercise Period in
                                         respect of such Exercise Options.

         Multiple Exercise:              Applicable; and means that Counterparty
                                         may exercise, with respect to an
                                         Exercise Period and the Exercise
                                         Options relating to such Period, a
                                         number of Options not less than one (1)
                                         and not greater than such Exercise
                                         Options.

         Automatic Exercise:             Applicable; and means that a number of
                                         Options not previously exercised
                                         hereunder equal to the Exercise Options
                                         shall be deemed to be exercised on the
                                         Expiration Date for the Exercise Period
                                         relating to such Exercise Options;
                                         provided that Counterparty has notified
                                         JPMorgan (in writing or orally) of the
                                         Conversion Date and the number of such
                                         Exercise Options one Exchange Business
                                         Day prior to such Expiration Date.

         Valuation Time:                 At the close of trading of the regular
                                         trading session on the Exchange

Settlement Terms:

         Physical Settlement:            Applicable; provided that if and to the
                                         extent Counterparty is required to
                                         deliver cash in lieu of fractional
                                         Shares (or any fractional Shares) with
                                         respect to the settlement of
                                         Convertible Notes, the Calculation
                                         Agent shall adjust the settlement terms
                                         hereunder to account for delivery by
                                         JPMorgan to Counterparty of such cash
                                         or fractional Shares in the amount of
                                         such required delivery obligation.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Settlement Date:                For any Exercise Options relating to
                                         the conversion of Convertible Notes,
                                         the settlement date for Shares to be
                                         delivered under such Convertible Notes
                                         under the terms of the Indenture.

        Failure to Deliver:              Applicable

3. Additional Terms applicable to the
   Transaction:

   Adjustments applicable to the
   Transaction:

    Potential Adjustment Events:         Notwithstanding Section 9.1(e) of the
                                         Equity Definitions, a "Potential
                                         Adjustment Event" means any occurrence
                                         of any event or condition, as set forth
                                         in Section 5.01 of the Indenture that
                                         would result in an adjustment to the
                                         Conversion Rate of the Convertible
                                         Notes; provided that in no event shall
                                         there be any adjustment hereunder as a
                                         result of an adjustment to the
                                         Conversion Rate pursuant to Section
                                         13.06(g) of the Indenture.

    Method of Adjustment:                Calculation Agent Adjustment, and means
                                         that, notwithstanding Section 9.1(c) of
                                         the Equity Definitions, upon any
                                         adjustment to the Conversion Rate of
                                         the Convertible Notes pursuant to the
                                         Indenture (other than Section 13.06(g)
                                         of the Indenture), the Calculation
                                         Agent will make a corresponding
                                         adjustment to any one or more of the
                                         Strike Price, Number of Options, the
                                         Option Entitlement and any other
                                         variable relevant to the exercise,
                                         settlement or payment for the
                                         Transaction.

Extraordinary Events applicable to the
Transaction:

         Merger Events:                  Notwithstanding Section 9.2(c) of the
                                         Equity Definition, a "Merger Event"
                                         means the occurrence of any event or
                                         condition set forth in Section 8.01 of
                                         the Indenture.

         Consequence of Merger Events:   Notwithstanding Section 9.3 of the
                                         Equity Definition, upon the occurrence
                                         of a Merger Event, the Calculation
                                         Agent shall make a corresponding
                                         adjustment in respect of any adjustment
                                         under the Indenture to any one or more
                                         of the nature of the Shares, Strike
                                         Price, Number of Options, the Option
                                         Entitlement and any other variable
                                         relevant to the exercise, settlement or
                                         payment for the Transaction.

 Additional Termination Events:     If an event of default with respect to
                                    Counterparty shall occur under the terms of the Convertible Notes as set forth in
                                    Section 5.01 of the Indenture, then such event shall constitute an Additional
                                    Termination Event applicable to this
                                    Transaction and, with respect to such event
                                    (i) Counterparty shall be deemed to be
                                    Affected Party and JPMorgan shall be deemed to be the party that is not the Affected
                                    Party and (ii) JPMorgan shall be the party entitled to designate an Early Termination
                                    Date pursuant to Section 6(b) of the
                                    Agreement.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

Payments on Early Termination:           Second Method and Loss

4. Calculation Agent:                    JPMorgan, whose calculations and
                                         determinations shall be made in good
                                         faith and in a commercially reasonable
                                         manner, including with respect to
                                         calculations and determinations that
                                         are made in its sole discretion.

5. Account Details:

         (a)     Account for payments to Counterparty:

                 [                ]Bank
                 ABA#[             ]
                 Acct: Cadence Design Systems, Inc.
                 Acct No.: [        ]

                 Account for delivery of Shares to Counterparty:

                 [                 ]

         (b)     Account for payments to JPMorgan:

                 [JPMorgan Chase Bank]
                 [A/c No. 0010962009]
                 [Favour: JPMorgan Chase Bank - London]
                 [Ref. CHASUS33XXX]

                 Account for delivery of Shares from JPMorgan:

                 [                 ]

6.Offices:

The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                 JP Morgan Chase Bank
                 London Branch
                 P.O. Box 161
                 60 Victoria Embankment
                 London EC4Y 0JP
                 England

7.Notices: For purposes of this Confirmation:

         (a)     Address for notices or communications to Counterparty:

                 Cadence Design Systems, Inc.
                 Attention: Treasurer

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                 Telephone No.:  [        ]
                 Facsimile No.:  [        ]

                 Address for notices or communications to JPMorgan:

                 [JPMorgan notice information to follow]:

                 [         ]

8. Other Provisions:

         (a) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

         (b) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including August 15, 2008, the Shares cease to be listed on the Exchange for any reason (other than a Merger Event) and are not immediately re-listed as of the date of such de-listing on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market System (or their respective successors) (the "SUCCESSOR EXCHANGE"), then Cancellation and Payment shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it deems necessary to the terms of the Transaction in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

         (c) Repurchase Notices. Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Options Equity Percentage as determined on such day is (i) greater than 5% and
                 (ii) greater by 0.5% than the Options Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Options Equity Percentage as of the date hereof). The "OPTIONS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the product of the Number of Options and the Option Entitlement and (B) the denominator of which is the number of Shares outstanding on such day. Counterparty agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or as a risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                 therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, to which an Indemnified Person actually incurs as a result of Counterparty's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this Section 8(c), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty in writing, and the Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph
                 (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

         (d) Material Non-Public Information. Counterparty represents and warrants that each of it and its Affiliates is not, on the date hereof, in possession of any material non-public information with respect to Counterparty.

         (e) Eligible Contract Participant. Counterparty represents and warrants that it is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

                 Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

                    (A)       Counterparty has total assets in excess of USD
                              10,000,000;

                    (B) the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I),
                              1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                    (C) Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty's business.

         (f) Regulation M. The Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Counterparty shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Number of Repurchased Shares. Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, contractual agreements binding upon Counterparty, on the Trade Date.

         (i) Board Authorization. Each of this Transaction and the issuance of the Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and, prior to any exercise of Options hereunder, Counterparty's board of directors will have duly authorized any repurchase of Shares pursuant to this Transaction. Counterparty further represents that there is no internal policy, whether written or oral, of Counterparty that would prohibit Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

         (j) Transfer or Assignment. Neither party may transfer any of its rights or obligations under this Transaction without the prior written consent of the non-transferring party; provided that if, as determined at JPMorgan's sole discretion, its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of Counterparty's outstanding Shares, JPMorgan may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A+ or better by Standard and Poor's Rating Group, Inc. or its successor ("S&P"), or A1 or better by Moody's Investor Service, Inc. ("MOODY'S") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and JPMorgan. If, in the discretion of JPMorgan, JPMorgan is unable to effect such transfer or assignment after its commercially reasonable efforts on pricing terms reasonably acceptable to JPMorgan and within a time period reasonably acceptable to JPMorgan, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction, such that its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to
                 Section 6 of the Agreement as if (i) an Early Termination Date had

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                 been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) the Counterparty and JPMorgan shall both be Affected Parties with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Counterparty to the extent of any such performance.

         (k) Amendment. Paragraph (i) of Section 9.7(b) of the Equity Definitions is hereby amended for purposes of this Transaction by replacing "two-year" with "90 calendar day".

         (1) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (m) Early Unwind. In event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on August 15, 2003 (or such later date as agreed upon by the parties) (August 15, 2003 or such later date as agreed upon being the "EARLY UNWIND DATE"), this Transaction shall automatically terminate (the "EARLY UNWIND"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of JPMorgan and Counterparty under the Transaction shall be cancelled and terminated and
                 (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that Counterparty shall purchase from JPMorgan on the Early Unwind Date all Shares purchased by JPMorgan or one or more of its affiliates and assume, or reimburse the cost of, derivatives entered into by JPMorgan or one or more of its affiliates in connection with hedging this Transaction. The Purchase price paid by the Counterparty shall be JPMorgan's actual cost of such Shares and derivatives as JPMorgan informs Counterparty and shall be paid in immediately available funds on the Early Unwind Date. JPMorgan and Counterparty represent and acknowledge to the other that, subject to the proviso included in the preceding sentence, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

         (n) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (o)     Additional Provisions.

                 (i) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at JPMorgan's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                 (ii) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                 "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Nationalization or De-Listing Event, as the case may be."

         (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If JPMorgan shall owe Counterparty any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions or pursuant to any early termination hereunder or under the Agreement or pursuant to Section 6(d)(ii) of the Agreement or otherwise (a "PAYMENT OBLIGATION"), JPMorgan may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Counterparty, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Announcement Date or Early Termination Date, as applicable ("NOTICE OF SHARE TERMINATION"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:

                 Share Termination       Applicable and means that JPMorgan
                 Alternative:            shall deliver to Counterparty the Share
                                         Termination Delivery Property on the
                                         date when the Payment Obligation would
                                         otherwise be due pursuant to Section
                                         9.7 of the Equity Definitions or
                                         Section 6(d)(ii) of the Agreement, as
                                         applicable (the "SHARE TERMINATION
                                         PAYMENT DATE"), in satisfaction of the
                                         Payment Obligation in the manner
                                         reasonably requested by Counterparty
                                         free of payment.

                 Share Termination       A number of Share Termination Delivery
                 Delivery Property:      Units, as calculated by the Calculation
                                         Agent, equal to the Payment Obligation
                                         divided by the Share Termination Unit
                                         Price. The Calculation Agent shall
                                         adjust the Share Termination Delivery
                                         Property by replacing any fractional
                                         portion of a security therein with an
                                         amount of cash equal to the value of
                                         such fractional security based on the
                                         values used to calculate the Share
                                         Termination Unit Price.

                 Share Termination       The value to JPMorgan of property
                 Unit Price:             contained in one Share Termination
                                         Delivery Unit on the date such Share
                                         Termination Delivery Units are to be

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                                         delivered as Share Termination Deliver,
                                         Property, as determined by the
                                         Calculation Agent in its discretion by
                                         commercially reasonable means and
                                         notified by the Calculation Agent to
                                         JPMorgan at the time of notification of
                                         the Payment Obligation.

                 Share Termination       One Share or, if a Merger Event has
                 Delivery Unit:          occurred and a corresponding adjustment
                                         to this Transaction has been made, a
                                         unit consisting of the number or amount
                                         of each type of property received by a
                                         holder of one Share (without
                                         consideration of any requirement to pay
                                         cash or other consideration in lieu of
                                         fractional amounts of any securities)
                                         in such Merger Event, as determined by
                                         the Calculation Agent.

                 Failure to Deliver:     Applicable

                 Other applicable        If this Transaction is to be Share
                 provisions:             Termination Settled, the provisions of
                                         Sections 6.6, 6.7, 6.8 and 6.10 (as
                                         modified above) of the Equity
                                         Definitions will be applicable, except
                                         that all references in such provisions
                                         to "Physically-Settled" shall be read
                                         as references to "Share Termination
                                         Settled" and all references to "Shares"
                                         shall be read as references to "Share
                                         Termination Delivery Units". "Share
                                         Termination Settled" in relation to
                                         this Transaction means that Share
                                         Termination Settlement is applicable to
                                         this Transaction.

    (q) Governing Law. New York law (without reference to choice of law doctrine).

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue. 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                      Very truly yours,

                                        J.P. MORGAN SECURITIES INC., AS AGENT
                                        FOR JPMORGAN CHASE BANK

                                        By: ____________________________________
                                            Authorized Signatory
                                            Name:

          Accepted and confirmed
          as of the Trade Date:

          CADENCE DESIGN SYSTEMS, INC.

          By:___________________________________
             Authorized Signatory
             Name:

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                                                                       EXHIBIT B
                      CALL OPTION TRANSACTION CONFIRMATION

                                                                      DRAFT COPY

JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England
                                                                 August 11, 2003
To: CADENCE DESIGN SYSTEMS, INC.
2655 Seely Avenue
San Jose, CA 95134
Attention: Treasurer
Telephone No.: (408) 943-1234
Facsimile No.: (408) 943-0513

Re: Warrants

Reference: [        ]

         The purpose of this letter agreement is to confirm the terms and conditions of the Warrants issued by CADENCE DESIGN SYSTEMS, INC. ("COMPANY") to JPMORGAN ENTITY Chase Bank, London Branch ("JPMORGAN") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Transaction shall be deemed to be a Share Option Transaction within the meaning set forth in the Equity Definitions.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Company as to the terms of the Transaction to which this Confirmation relates. In addition, JPMorgan and the Company agree to make all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "AGREEMENT"), with such modifications as JPMorgan and the Company will in good faith agree together with related schedules. Upon the execution by JPMorgan and the Company of such an agreement, this Confirmation will supplement, form a apart of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until JPMorgan and the Company execute such agreement, this Confirmation, together with all other documents referring to an Agreement (each a "CONFIRMATION") confirming transactions (each a "TRANSACTION") entered into between JPMorgan and the Company (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement as if JPMorgan and the Company had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency and Second Method and Loss as the payments on early termination) on the Trade Date of the first

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
       REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

such Transaction between JPMorgan and the Company. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that if they have not executed an Agreement within 60 days from the Trade Date it shall constitute an Additional Termination Event under the Agreement in respect of which the Company is the sole Affected Party and this Transaction is the sole Affected Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

    Trade Date:                              August 11, 2003

    Warrants:                                American-style equity call warrants to
                                             be issued by the Company to JPMorgan,
                                             each giving the holder the right to
                                             purchase one Share at the Strike Price.
                                             For the purposes of Equity Definitions,
                                             each Warrant shall be deemed to be a
                                             Call Option.

    Buyer:                                   JPMorgan

    Seller:                                  Company

    Shares:                                  The common stock of Company, par value USD 0.01 per
                                             Share (Exchange symbol "CDN")

    Number of Warrants:                      [________]

    Warrant Entitlement:                     One Share per Warrant

    Multiple Exercise:                       Applicable

    Minimum Number of Warrants:              1

    Maximum Number of Warrants:              [___________]

    Strike Price:                            USD [_____]

    Premium:                                 USD [_____]

    Premium Payment Date:                    August 15, 2003

    Exchange:                                The New York Stock Exchange

    Related Exchange(s):                     The principal exchange(s) for options contracts or
                                             futures contracts, if any, with respect to the Shares

Exercise and Valuation:

    Expiration Time:                         The Valuation Time

    Expiration Date:                         For any Daily Number of Warrants, each date
                                             specified as such in Annex A hereto. If there is a
                                             Market Disruption Event on any Expiration Date,
                                             then the

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
                    INCORPORATED WITH LIMITED LIABILITY AS A
                   NEW YORK STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
       REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                               Calculation Agent shall determine
                                               the Reference Price or Settlement
                                               Price for such Expiration Date,
                                               as the case may be, on the basis
                                               of its good faith estimate of the
                                               trading value for the relevant
                                               Shares.

    Automatic Exercise:                        Applicable

Valuation applicable to each Warrant:

    Valuation Time:                            At the close of trading of the regular trading
                                               session on the Exchange

    Valuation Date:                            The Exercise Date

Settlement Terms applicable to the
Transaction:

Method of Settlement:                          Net Share Settlement; and means
                                               that, on each Settlement Date, Company
                                               shall deliver to JPMorgan, the
                                               Share Delivery Quantity of Shares
                                               for such Settlement Date to the
                                               account specified hereto free of
                                               payment through the Clearance
                                               System.

Share Delivery Quantity:                       For any Settlement Date, a number of
                                               Shares, as Calculated by the
                                               Calculation Agent, equal to the
                                               Net Share Settlement Amount for
                                               such Settlement Date divided by
                                               the Settlement Price for such
                                               Settlement Date, plus cash in
                                               lieu of any fractional shares.

Net Share Settlement Amount:                   For any Settlement Date, the Daily
                                               Number of Warrants specified in
                                               Annex A with respect to the
                                               Expiration Date corresponding to
                                               such Settlement Date multiplied
                                               by the Strike Price Differential
                                               for such Settlement Date.

Strike Price Differential:                     (a) If the Settlement Price for any Expiration Date
                                               is greater than the Strike Price, an amount equal
                                               to the excess of such Settlement Price over the
                                               Strike Price; or

                                               (b) If such Settlement Price is less than or equal
                                               to the Strike Price, zero.

Settlement Price:                              For any Expiration Date, the closing price per
                                               Share on the Exchange at the Valuation Time on the
                                               Valuation Date.

Settlement Date:                               For any Expiration Date, the date defined as such
                                               in Section 6.2 of the Equity Definitions, subject
                                               to Section 8(r)(i) hereof.

Failure to Deliver:                            Applicable

Other Applicable Provisions:                   The  provisions of Sections 6.6, 6.7, 6.8 and 6.10
                                               of the Equity Definitions will be applicable,
                                               except that all references in such provisions to
                                               "Physically-Settled" shall be read as references to
                                               "Net Share Settled". "Net

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                Share Settled" in relation to
                                                any Warrant means that Met Share
                                                Settlement is applicable to that
                                                Warrant.
3. Additional Terms applicable to the
   Transaction:

   Adjustments applicable to the Warrants:

     Method of Adjustment:                      Calculation Agent Adjustment

Extraordinary Events applicable to the
   Transaction:

      Consequence of Merger Events

      (a) Share-for-Share:                       Alternative Obligation; provided that the Calculation
                                                 Agent will determine if the Merger Event affects the
                                                 theoretical value of the Transaction and if so
                                                 JPMorgan in its sole discretion may elect to make
                                                 adjustments to the Strike Price and any other term
                                                 necessary to reflect the characteristics (including
                                                 volatility, dividend practice and policy and
                                                 liquidity) of the New Shares. Notwithstanding the
                                                 foregoing, Cancellation and Payment shall apply in the
                                                 event the New Shares are not publicly traded on a
                                                 United States national securities exchange or quoted
                                                 on the Nasdaq National Market System.

      (b) Share-for-Other:                       Cancellation and Payment

      (c) Share-for-Combined:                    Cancellation and Payment

Nationalization or Insolvency:                   Cancellation and Payment

Nationalization or Insolvency:                   Cancellation and Payment

Payments on Early Termination:            Second Method and Loss

4. Calculation Agent:                     JPMorgan, whose calculations and determinations shall be
                                          made in good faith and in a commercially reasonable
                                          manner, including with respect to calculations and
                                          determinations that are made in its sole discretion.

5. Account Details:

         (a)      Account for payments to Company:

                  [             ]Bank
                  ABA#[          ]
                  Acct: Cadence Design Systems, Inc.
                  Acct No.: [      ]
                  Account for delivery of Shares to
                  Company:
                  [              ]

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
                INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
               REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON,
              EC2Y 5AJ. HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

         (b)      Account for payments to JPMorgan:

                  [JPMorgan Chase Bank]
                  [A/c No. 0010962009]
                  [Favour: JPMorgan Chase Bank - London]
                  [Ref. CHASUS33XXX]

                  Account for delivery of Shares from JPMorgan:

                  [         ]
6. Offices:

The Office of Company for the Transaction is: Inapplicable, Company is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                  JPMorgan Chase Bank
                  London Branch
                  P.O. Box 161
                  60 Victoria Embankment
                  London EC4Y 0JP
                  England

7. Notices: For purposes of this Confirmation:

         (a)      Address for notices or communications to Company:
                  Cadence Design Systems, Inc.
                  Attention: Treasurer
                  Telephone No.: [         ]
                  Facsimile No.: [         ]

                  Address for notices or communications to JPMorgan:

                  [JPMorgan notice information to follow]:

                  [       ]

8. Other Provisions:

         (a) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
        REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

         (b) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the final Valuation Date, the Shares cease to be listed on the Exchange for any reason (other than a Merger Event) and are not immediately re-listed as of the date of such de-listing on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market System (or their respective successors) (the "SUCCESSOR EXCHANGE"), then Cancellation and Payment shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it deems necessary to the terms of the Transaction in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

         (c) Repurchase Notices. Company shall, on any day on which Company effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Warrants Equity Percentage as determined on such day is (i) greater than 5% and (ii) greater by 0.5% than the Warrants Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Warrants Equity Percentage as of the date hereof). The "WARRANTS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the product of the Number of Warrants and the Warrant Entitlement and (B) the denominator of which is the number of Shares outstanding on such day. Company agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or as a risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, to which an Indemnified Person actually incurs as a result of Company's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this Section 8(c), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Company in writing, and the Company, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Company may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Company agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
       REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

                  paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Company under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

         (d) Material Non-Public Information. Company represents and warrants that each of it and its Affiliates is not, on the date hereof, in possession of any material non-public information with respect to Company.

         (e) Eligible Contract Participant. Company represents and warrants that it is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

                  Company is a corporation, partnership, proprietorship, organization, trust or other entity and:

                           (A) Company has total assets in excess of USD 10,000,000;

                           (B) the obligations of Company hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through
                                    (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or
                                    1a(12)(C) of the CEA; or

                           (C) Company has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Company's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Company in the conduct of Company's business.

         (f) Regulation M. The Company was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Company, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Company shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Company is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Board Authorization. Company represents that it is entering into the Transaction, solely for the purposes stated in the board resolution authorizing this Transaction and in its public disclosure. Company further represents that there is no internal policy, whether written or oral, of Company that would prohibit Company from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

                    A SUBSIDIARY OF J.P, MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
                      REGISTERED BRANCH ADDRESS 125 LONDON
      WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

         (i) Transfer or Assignment. Company may not transfer any of its rights or obligations under this Transaction without the prior written consent of JPMorgan. JPMorgan may transfer or assign all or any portion of its rights or obligations under this Transaction without consent of the Company. If JPMorgan, in its sole discretion, determines that its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% or more of the Company's outstanding Shares and, in its sole discretion, JPMorgan is unable after its commercially reasonable efforts to effect a transfer or assignment on pricing terms and in a time period reasonably acceptable to JPMorgan that would reduce its "beneficial ownership" to 7.5%, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction, such that the its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Warrants equal to the Terminated Portion, (ii) the Company and JPMorgan shall both be Affected Parties with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. For the avoidance of doubt, if JPMorgan assigns or terminates any Warrants hereunder, each Daily Number of Warrants not previously settled as set forth in Annex A hereto shall be reduced proportionally, as calculated by the Calculation Agent. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Company, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Company to the extent of any such performance.

         (j) Amendment. Paragraph (i) of Section 9.7(b) of the Equity Definitions is hereby amended for purposes of this Transaction by replacing "two-year" with "90 calendar day".

         (k) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (l) Early Unwind. If, on or prior to August 15, 2003 (the "EARLY UNWIND DATE"), JPMorgan, in its sole discretion, seeks to effect short sales of Shares or enter into equivalent derivatives transactions in respect to of this Transaction and such short sales or equivalent derivatives transactions, in the sole opinion of JPMorgan, would require registration under the Securities Act or be subject to any other restrictions under the Securities Act then this Transaction shall be automatically terminated, as if the Early Unwind Date were an Early Termination Date and Counterparty were the sole Affected Party and this Transaction were the sole Affected Transaction.

         (m) Dividends. If at any time during the period from and including the Trade Date, but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an "EX-DIVIDEND DATE"), and that dividend is greater than the Regular Dividend on a per share basis then the forward value of the difference between the Regular Dividend and the per share cash dividend corresponding to that Ex-Dividend Date shall be subtracted from the Strike Price. "REGULAR DIVIDEND" shall mean USD 0.00 per Share per quarter. The forward value of any such amount shall be calculated from the Ex-Dividend Date through and including the Settlement Date. The interest rate used for the calculation of such forward values shall be the mid-market interpolated Eurodollar zero coupon swap rate with a maturity corresponding to the Settlement Date, as determined by JPMorgan.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
                   REGISTERED BRANCH ADDRESS 125 LONDON WALL,
         LONDON, EC2Y 5AJ. HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

         (n) Netting and Setoff. Notwithstanding Section 2(c) of the Agreement, Company waives its rights to net and offset against its obligations hereunder any rights Company might have against JPMorgan under any other transactions.

         (o) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (p)      Additional Provisions.

                  (i) The first paragraph of Section 9.1(c) of the Equity Definitions is hereby amended to read as follows: (c) 'If "Calculation Agent Adjustment" is specified as the method of adjustment in the Confirmation of a Share Option Transaction, then following the declaration by the Issuer of the terms of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or Warrants and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:' and, the sentence immediately preceding Section 9.1(c)(ii) is hereby amended by deleting the words "diluting or concentrative".

                  (ii) Section 9.1(e)(vi) of the Equity Definitions is hereby amended by deleting the words "other similar" between "any" and "event"; deleting the words "diluting or concentrative" and replacing them with "material"; and adding the following words at the end of the sentence "or Warrants".

                  (iii) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at JPMorgan's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

                  (iv) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                  "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Merger Event, Nationalization, Insolvency or De-Listing Event, as the case may be."

         (q) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If Company shall owe JPMorgan any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions (except in the event of a Nationalization or a Merger Event in which the merger consideration to be paid to holders of Shares consists solely of cash) or pursuant to
                  Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Company is the Defaulting Party or a Termination Event in

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
       REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD
                     OFFICE 270 PARK AVENUE, NEW YORK, USA.

                which Company is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi) or
                (vii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), or (v) of the Agreement that resulted from an event or events outside Company's control) (a "PAYMENT OBLIGATION"), Company may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Announcement Date or Early Termination Date, as applicable ("NOTICE OF SHARE TERMINATION"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Merger Date, Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:

Share Termination Alternative:            Applicable and means that Company shall
                                          deliver to JPMorgan the Share Termination
                                          Delivery Property on the date (the "SHARE
                                          TERMINATION PAYMENT DATE") when the
                                          Payment Obligation would otherwise  be
                                          due, subject to paragraph (r)(i) below,
                                          in satisfaction, subject to paragraph
                                          (r)(ii) below, of the Payment Obligation
                                          in the manner reasonably requested by
                                          JPMorgan free of payment.

Share Termination Delivery Property:      A number of Share Termination Delivery
                                          Units, as calculated by the Calculation
                                          Agent, equal to the Payment Obligation
                                          divided by the Share Termination Unit
                                          Price. The Calculation Agent shall adjust
                                          the Share Termination Delivery Property
                                          by replacing any fractional portion of a
                                          security therein with an amount of cash
                                          equal to the value of such fractional
                                          security based on the values used to
                                          calculate the Share Termination Unit
                                          Price.

Share Termination Unit Price:             The value to JPMorgan of property
                                          contained in one Share Termination
                                          Delivery Unit on the date such Share
                                          Termination Delivery Units are to be
                                          delivered as Share Termination Delivery
                                          Property, as determined by the
                                          Calculation Agent in its discretion by
                                          commercially reasonable means and
                                          notified by the Calculation Agent to
                                          Company at the time of notification of
                                          the Payment Obligation. In the case of a
                                          Private Placement of Share Termination
                                          Delivery Units that are Restricted Shares
                                          (as defined below) as set for in
                                          paragraph (r)(i) below, the Share
                                          Termination Unit Price shall be
                                          determined by the discounted price
                                          applicable to such Share Termination
                                          Delivery Units. In the case of a
                                          Registered Settlement of Share

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
               INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK
                        STATE CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                          Termination Delivery Units that are
                                          Restricted Shares (as defined below) as set
                                          forth in paragraph (r)(ii) below, the
                                          Share Termination Unit Price shall be the
                                          Settlement Price.

Share Termination Delivery Unit:          In the case of a Termination Event or Event
                                          of Default, one Share or, in the case of a
                                          Merger Event, a unit consisting of the
                                          number or amount of each type of property
                                          received by a holder of one Share (without
                                          consideration of any requirement to pay
                                          cash or other consideration in lieu of
                                          fractional amounts of any securities) in
                                          such Merger Event. If a Share Termination
                                          Delivery Unit consists of property other
                                          than cash or New Shares, the Calculation
                                          Agent will replace such property with
                                          cash, New Shares or a combination thereof as
                                          components of a Share Termination Delivery
                                          Unit in such amounts, as determined by the
                                          Calculation Agent in its discretion by
                                          commercially reasonable means, as shall have
                                          a value equal to the value of the property
                                          so replaced. If such Merger Event involves
                                          a choice of consideration to be received
                                          by holders, such holder shall be deemed to
                                          have elected to receive the maximum
                                          possible amount of cash.

Failure to Deliver:                       Applicable

Other applicable provisions:              If this Transaction is to be Share Termination
                                          Settled, the provisions of Sections 6.6,
                                          6.7, 6.8 and 6.10 (as modified above) of
                                          the Equity Definitions will be applicable,
                                          except that all references in such provisions to
                                          "Physically-Settled" shall be read as
                                          references to "Share Termination Settled"
                                          and all references to "Shares" shall be
                                          read as references to "Share Termination
                                          Delivery Units". "Share Termination Settled"
                                          in relation to this Transaction means that
                                          Share Termination Settlement is applicable to this
                                          Transaction.

         (r) Registration/Private Placement Procedures. If, in the reasonable opinion of JPMorgan, following any delivery of Shares or Share Termination Delivery Property to JPMorgan hereunder, such Shares or Share Termination Delivery Property would be in the hands of JPMorgan subject to any applicable restrictions with respect to any registration or qualification requirement or prospectus delivery requirement for such Shares or Share Termination Delivery Property pursuant to any applicable federal or state securities law (including, without limitation, any such requirement arising under Section 5 of the Securities Act as a result of such Shares or Share Termination Delivery Property being a

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                  "restricted securities", as such term is defined in Rule 144 under the Securities Act, or as a result of the sale of such Shares or Share Termination Delivery Property being subject to paragraph (c) of Rule 145 under the Securities Act) (such Shares or Share Termination Delivery Property, "RESTRICTED SHARES"), then delivery of such Restricted Shares shall be effected pursuant to either clause (i) or (ii) below at the election of Company, unless waived by JPMorgan. Notwithstanding the foregoing, the Company shall elect, prior to the first Settlement Date under Section 2 above, a Private Placement Settlement or Registered Settlement for all deliveries of Restricted Shares pursuant to Section 2 above which election shall be applicable to all Settlement Dates and the procedures in clause (i) or clause (ii) below shall apply for all such delivered Restricted Shares on aggregate basis commencing after the first Settlement Date. The Calculation Agent shall make reasonable adjustments to settlement terms and provisions under this Confirmation to reflect a single Private Placement or Registered Settlement for such aggregate Restricted Shares delivered hereunder.

                  (i) If the Company elects to settle the Transaction pursuant to this clause (i) (a "PRIVATE PLACEMENT SETTLEMENT"), then deliveries of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to JPMorgan; provided that the Company may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to
                           Section 4(2) of the Securities Act for the sale by the Company to JPMorgan (or any affiliate designated by JPMorgan) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by JPMorgan (or any such affiliate of JPMorgan). The Private Placement Settlement of such Registered Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to JPMorgan, due diligence rights (for JPMorgan or any designated buyer of the Restricted Shares by JPMorgan), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to JPMorgan. In the case of a Private Placement Settlement, JPMorgan shall determine the appropriate discount to the Share Termination Unit Price (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (q) above) or any Settlement Price (in the case of settlement of Shares pursuant to Section 2 above) applicable to such Restricted Shares in a commercially reasonable manner and appropriately adjust the amount of such Restricted Shares to be delivered to JPMorgan hereunder; provided that in no event such number shall be greater than [________ ] (the "MAXIMUM AMOUNT"). Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Exchange Business Day following notice by JPMorgan to the Company, of such applicable discount and the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Share Termination Payment Date (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (q) above) or on the Settlement Date for such Restricted Shares (in the case of settlement of Shares pursuant to Section 2 above).

                  (ii) If the Company elects to settle the Transaction pursuant to this clause (ii) (a "REGISTRATION SETTLEMENT"), then the Company shall file and use its reasonable best efforts to make effective under the Securities Act a registration statement or supplement or amend an outstanding registration statement in form and substance reasonably satisfactory to JPMorgan, to cover the resale of such

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                           Restricted Shares in accordance with customary resale registration procedures, including covenants, conditions, representations, underwriting discounts (if applicable), commissions (if applicable), indemnities due diligence rights, opinions and certificates, and such other documentation as is customary for equity resale underwriting agreements, all reasonably acceptable to JPMorgan. If JPMorgan is satisfied with such procedures and documentation, it shall sell the Restricted Shares pursuant to such registration statement during a period (the "RESALE PERIOD") commencing on the Exchange Business Day following delivery of such Restricted Shares (which, for the avoidance of doubt, shall be any Settlement Date in the case of settlement of Shares pursuant to
                           Section 2 above or the Share Termination Payment Date in case of settlement of Share Termination Delivery Units pursuant to paragraph (q) above) and ending on the earliest of (i) the Exchange Business Day on which JPMorgan completes the sale of all Restricted Shares or, in the case of settlement of Share Termination Delivery Units, a sufficient number of Restricted Shares so that the realized net proceeds of such sales exceed the Payment Obligation (as defined above), (ii) the date upon which all Restricted Shares have been sold or transferred pursuant to Rule 144 (or similar provisions then in force) or Rule 145(d)(l) or (2) (or any similar provision then in force) under the Securities Act and
                           (iii) the date upon which all Restricted Shares may be sold or transferred by a non-affiliate pursuant to Rule 144(k) (or any similar provision then in force) or Rule 145(d)(3) (or any similar provision then in force under the Securities Act. If the Payment Obligation exceeds the realized net proceeds from such resale, Company shall transfer to JPMorgan by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the "ADDITIONAL AMOUNT") in cash or in a number of Shares ("MAKE-WHOLE SHARES") in an amount that, based on the Settlement Price on the last day of the Resale Period (as if such day was the "Valuation Date" for purposes of computing such Settlement Price), has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares. If Company elects to pay the Additional Amount in Shares, the requirements and provisions for Registration Settlement shall apply. This provision shall be applied successively until the Additional Amount is equal to zero. In no even shall the Company deliver a number of Restricted Shares greater than the Maximum Amount.

                  (iii) Without limiting the generality of the foregoing, Company agrees that any Restricted Shares delivered to JPMorgan, as purchaser of such Restricted Shares,
                           (i) may be transferred by and among JPMorgan Chase Bank and its affiliates and Company shall effect such transfer without any further action by JPMorgan and
                           (ii) after the minimum "holding period" within the meaning of Rule 144(d) under the Securities Act has elapsed after any Settlement Date for such Restricted Shares, Company shall promptly remove, or cause the transfer agent for such Restricted Shares to remove, any legends referring to any such restrictions or requirements from such Restricted Shares upon delivery by JPMorgan (or such affiliate of JPMorgan) to Company or such transfer agent of seller's and broker's representation letters and an opinion of counsel customarily delivered by JPMorgan in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan).

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                           If the Private Placement Settlement or the
                           Registration Settlement shall not be effected as set forth in clauses (i) or (ii), as applicable, then failure to effect such Private Placement Settlement or such Registration Settlement shall constitute an Event of Default with respect to which Company shall be the Defaulting Party.

                  (s) DTC-Eligible Deliveries. Notwithstanding anything to the contrary herein, the Company agrees that any delivery of Shares or Share Termination Delivery Property shall be effected by book-entry transfer through the facilities of DTC, or any successor depositary, if at the time of delivery, such class of Shares or class of Share Termination Delivery Property is eligible to be in book-entry form at DTC or such successor depositary.

                  (t) Governing Law. New York law (without reference to choice of law doctrine).

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                   Very truly yours,

                                       J.P. MORGAN SECURITIES INC., AS AGENT FOR
                                       JPMORGAN CHASE BANK

                                       By: ________________________
                                       Authorized Signatory
                                       Name:

       Accepted and confirmed
       as of the Trade Date:

       CADENCE DESIGN SYSTEMS, INC.

       By: _________________________
       Authorized Signatory
       Name:

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                     Annex A

NUMBER               EXPIRATION DATE         DAILY NUMBER OF WARRANTS
------               ---------------         ------------------------
  1                 February 21, 2008                [________]
  2.                February 22, 2008                [________]
  3.                February 25, 2008                [________]
  4.                February 26, 2008                [________]
  5.                February 27, 2008                [________]
  6.                February 28, 2008                [________]
  7.                February 29, 2008                [________]
  8.                March 3, 2008                    [________]
  9.                March 4, 2008                    [________]
 10.                March 5, 2008                    [________]
 11.                March 6, 2008                    [________]
 12.                March 7, 2008                    [________]
 13.                March 10, 2008                   [________]
 14.                March 11, 2008                   [________]
 15.                March 12, 2008                   [________]
 16.                March 13, 2008                   [________]
 17.                March 14, 2008                   [________]
 18.                March 17, 2008                   [________]
 19.                March 18, 2008                   [________]
 20.                March 19, 2008                   [________]
 21.                March 20, 2008                   [________]
 22.                March 24, 2008                   [________]
 23.                March 25, 2008                   [________]
 24.                March 26, 2008                   [________]
 25.                March 27, 2008                   [________]
 26.                March 28, 2008                   [________]
 27.                March 31, 2008                   [________]
 28.                April 1, 2008                    [________]
 29.                April 2, 2008                    [________]
 30.                April 3, 2008                    [________]
 31.                April 4, 2008                    [________]
 32.                April 7, 2008                    [________]
 33.                April 8, 2008                    [________]
 34.                April 9, 2008                    [________]
 35.                April 10, 2008                   [________]
 36.                April 11, 2008                   [________]
 37.                April 14, 2008                   [________]
 38.                April 15, 2008                   [________]
 39.                April 16, 2008                   [________]
 40.                April 17, 2008                   [________]
 41.                April 18, 2008                   [________]
 42.                April 21, 2008                   [________]
 43.                April 22, 2008                   [________]
 44.                April 23, 2008                   [________]
 45.                April 24, 2008                   [________]
 46.                April 25, 2008                   [________]
 47.                April 28, 2008                   [________]
 48.                April 29, 2008                   [________]
 49.                April 30, 2008                   [________]
 50.                May 1, 2008                      [________]
 51.                May 2, 2008                      [________]
 52.                May 5, 2008                      [________]
 53.                May 6, 2008                      [________]
 54.                May 7, 2008                      [________]
 55.                May 8, 2008                      [________]
 56.                May 9, 2008                      [________]
 57.                May 12, 2008                     [________]
 58.                May 13, 2008                     [________]
 59.                May 14, 2008                     [________]
 60.                May 15, 2008                     [________]

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORIZED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                       16